UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549




                             FORM 8-K



                          CURRENT REPORT



        PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                       EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported) October 19, 2004


                     MDU Resources Group, Inc.
      (Exact name of registrant as specified in its charter)



        Delaware                 1-3480            41-0423660
(State or other jurisdiction  (Commission       (I.R.S. Employer
    of incorporation)          File Number)    Identification No.)





                        Schuchart Building
                      918 East Divide Avenue
                           P.O. Box 5650
                 Bismarck, North Dakota 58506-5650
             (Address of principal executive offices)
                            (Zip Code)

 Registrant's telephone number, including area code (701) 222-7900



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  __ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  __ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 2.02.  Results of Operations and Financial Condition.

     On October 19, 2004, MDU Resources Group, Inc. (the "Company") issued a press release announcing third quarter 2004 earnings. The Company is furnishing the press release to the Securities and Exchange Commission as Exhibit 99.



                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               MDU RESOURCES GROUP, INC.

Date  October 19, 2004         BY    /s/ Vernon A. Raile
                                     Vernon A. Raile
                                     Senior Vice President and
                                       Chief Accounting Officer


                           EXHIBIT INDEX


Exhibit Number                 Description of Exhibit

     99 Press release issued October 19, 2004, regarding earnings for the third quarter.